Exhibit 99.2

Better Data Better Care October 2022 NASDAQ: ACON

Aclarion 2022 2 Disclaimer The information in this material is provided for general information purposes only and does not take into account the investment objectives, financial situation and particular needs of any individual or entity . This presentation contains forward looking statements that are based on the beliefs and assumptions of the management team of Aclarion, Inc . (“Aclarion”), and on information currently available to such management team . These forward - looking statements are subject to numerous risks and uncertainties, many of which are beyond Aclarion’s and its affiliates' control . All statements, other than statements of historical fact, contained in this presentation, including statements regarding future events, further financial performance, business strategy and plans, and objectives of Aclarion for future operations, are forward - looking statements . These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievements of Aclarion and Aclarion’s industry to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements . You should not place undue reliance on any forward - looking statement . Aclarion undertakes no obligation to update or revise publicly any of the forward - looking statements after the date hereof to conform the statements to actual results or changed expectations . Unless otherwise indicated, information contained in this presentation concerning Aclarion’s industry and markets in which it operates, including its general expectations and market opportunity and market size, is based upon information from various sources, including independent industry publications in presenting information . Aclarion makes no representations as to the accuracy, timeliness, suitability, completeness, or relevance of any information prepared by any unaffiliated third party and takes no responsibility therefore . The data presented herein were obtained from various third - party sources . While we believe the data to be reliable, no representation is made as to, and no responsibility, warranty or liability is accepted for the accuracy or completeness of such information . Aclarion has also made assumptions based upon such data and other similar sources, and on Aclarion’s knowledge of and its experience to date in the markets for its product candidates . This information involves a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates . The industry in which Aclarion operates is subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Aclarion . This presentation uses Aclarion’s trademarks and trade names such as “Nocicalc” and “Nocigram . " This presentation also includes trademarks, trade names and service marks that are the property of other organizations . Solely for convenience, trademarks and tradenames referred to in this presentation appear without ® and Œ symbols, but those references, are not intended to indicate that Aclarion will not assert to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names . Aclarion does not intend to use or display of other companies’ trade names or trademarks to imply a relationship with, or endorsement or sponsorship of Aclarion by any other companies .

Aclarion 2022 3 Problem Patient is in pain but which disc is the cause? Trial & error treatment paradigm Expensive Poor Outcomes Low value

Aclarion 2022 4 Solution Technology labels each disc as painful or pain free Personalized treatment path is optimized Lower cost Better outcomes Higher value care

Aclarion 2022 5 Better Surgical Outcomes Gornet study published in European Spine Journal 1 139 cLBP patients with 73 undergoing surgery 97% of patients improved if all Nociscan positive discs treated 54% of patients improved if a Nociscan positive disc was not treated Durable at 2 year follow up 2019 139 97% 54% 2 year 1 Gornet MG, European Spine Journal (2019) 28:674 - 687

Aclarion 2022 6 Nociscan Product Spectroscopy analyzes the chemical composition of tissue Proprietary signal processing software transforms raw spectral data into clear biomarkers Acidic pain markers 1 • Alanine (LAAL = lactic acid + alanine) • Lactic Acid (LAC) • Propionate (PRO) Structural integrity markers 1 • Carbohydrate/collagen (CARB) • Proteoglycan (PG) 1 Keshari KR, Spine (2008) 33(3):312 – 317

Competition

Nociscan

Similar to a standard MRI

Discogram – Current Standard of Care

An invasive procedure in an awake patient that damages healthy discs[1]

Nociscan Virtual Discogram	VS.	Provocative Discogram
Non-invasive		Invasive
Objective		Subjective
No pain		Severely painful by design
No radiation		Lumbar CT = ~10x radiation of chest x-ray
Can be added to a standard lumbar MRI		Additional exam after MRI
25-45 min		Half-day procedure with days out of work
Half the cost of discogram - $1,450 list price		Twice the cost of Nociscan - $2,000 to $5,000

[1] Cuellar JM, Spine J (2016),16(3):273–280

[2] Definitive Healthcare: Does not include Physician Fees

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Aclarion 2022 8 Intellectual Property 21 issued U.S. Patents 17 issued International Patents Post processing technologies to more reliably & accurately measure biomarkers from MRS spectra Exclusive worldwide license from UCSF for intervertebral disc biomarkers & ratios Use of proprietary biomarkers & ratios to identify clinically painful and non - painful discs 13 Pending Patent Applications IP broadly covers: Use of internal tissue controls when using MRS AI to correlate raw spectra to clinical outcomes

Aclarion 2022 9 Product Status Current product Spine surgery decisioning tool to replace discography & improve surgical outcomes • Early commercialization in progress • AI process improvements for reproducibility & scalability in progress • MRI integrations to support scalability Next Generation Population management platform for chronic low back pain • Selected for NIH BEST Study • Predictive analytics capability based on clinical outcomes – Surgical interventions – Regenerative therapies – Conservative care – Preventive care 1 1 May Pursue a 510K Pathway

Aclarion 2022 10 $10B 1 U.S. lumbar fusion & disc replacement market – actionable now $40B 2 U.S. lumbar spine market (fusion & non - fusion surgery plus presurgical care) – expansion $135B 3 U.S. low back & neck pain market – ultimate market Market Opportunity 1 Martin BI, Spine (2019) Mar 1;44(5):369 - 376. 2 Kim LH, JAMA Network Open (2019) 2(5) 3 Dieleman JL, JAMA (2020) 323(9) 4 Ravindra VM, Global Spine Journal (2018) 8(8): 784 - 794 5 May Pursue a 510K Pathway to enter this market 266 million patients worldwide with degenerative spine disease & LBP each year – 16 million in US 4 5

Aclarion 2022 11 Regulatory Approvals Secured Current product approvals Next generation AI product • NOCICALC – marketed through FDA registration as a Class 1 exempt device & CE Mark • NOCIGRAM – marketing indication established through the 21 st Century Cures Act as clinical decision support software & CE Mark • May pursue a 510K Pathway • AI based predicates from HeartFlow & Cleerly • If predicates are not adequate the company will pursue a Denovo 510k pathway

Aclarion 2022 12 Reimbursement Landscape CPT Code Description 0609T MRS, determination & localization of discogenic pain (cervical, thoracic, or lumbar); acquisition of single voxel data, per disc , in ≥3 discs – PAID TO IMAGING CENTER 0611T MRS, determination & localization of discogenic pain (cervical, thoracic, or lumbar); postprocessing for algorithmic analysis of biomarker data for determination of relative chemical differences between discs – PAID TO ACLARION CPT Category III Codes secured January 1, 2021 Transition to Category I codes before January 1, 2027 Volume of Category III code billing is critical Partner with surgeon KOL’s to engage payers & involve societies International Society for the Advancement of Spine Surgery indicates MRS as a SOC alternative to discogram

Reimbursement Strategy

Partner with surgeons to initiate pilots with payers aimed at replacing discography as SOC

NOCISCAN Correlation to Discogram 206 lumbar discs evaluated [1]			
Accuracy	Sensitivity	Specificity	P-value
93%	91%	93%	< 0.005

NOCISCAN demonstrates equivalence to discogram in identifying painful discs but is noninvasive, objectively measures biomarkers correlated to pain, and costs 50% less.

Key Near Term Catalysts

- Initiation of discography pilots with payers
- Expanded surgeon participation in pilots
- Coverage decisions from payers

[1]Source: Gornet M, Peacock J, et al. Magnetic resonance spectroscopy (MRS) can identify painful lumbar discs and may facilitate improved clinical outcomes of lumbar surgeries for discogenic pain. European Spine Journal (2019) 28:674-687

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Aclarion 2022 14 Commercial Strategy KOL Engagement • Recruit 5 - 10 National KOL Surgeons to formal engagement • Use Nociscan to gain experience • Initiate independent studies • Participate in larger clinical trials • Participate in podium presentations and society advocacy Key Near Term Catalysts Execute Commercial Agreements with surgeons, physiatrists & imaging centers to drive revenue and volume • KOL engagements finalized • Commercial agreements executed • Scan volume growth

Clinical Strategy



Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Gornet 2YR – Publication of durable two year follow up data on surgical outcomes from the 2019 European Spine Journal publication[1,2]
Discography vs Nociscan – Publication of subset of discography versus Nociscan data showing high correlation across 206 discs
EVAL – Release of an economic value study conducted by UCSF quantifying the cost benefits of the superior surgical outcomes in Gornet
BOND – Prospective randomized study comparing the correlation of discography to Nociscan
ACTIVE – Results of study using Nociscan to document disc changes related to stem cell therapies
BACPAC comeBACK – NIH study using Nociscan to help phenotype CLBP patients for personalized treatments
BACPAC BEST – NIH prospective randomized study to evaluate the efficacy of biomarkers in optimizing CLBP treatments
CLARITY – Definitive multicenter, prospective, randomized study to demonstrate superior surgical outcomes when utilizing Nociscan for surgical decisioning

Lead with overwhelming clinical evidence

[1] Gornet M, Peacock J, et al. Magnetic resonance spectroscopy (MRS) can identify painful lumbar discs and may facilitate improved clinical of lumbar surgeries for discogenic pain. European Spine Journal. 2019; 28:674-687
[2] State of Spine Think Tank meeting – June 2022: publication pending

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Aclarion 2022 16 Augmented Intelligence Landscape • Founded 2016 – heart disease • Cloud - based model • Avoid invasive angiogram • Series C - $223M • Series C Valuation - undisclosed • Founded 2007 – heart disease • Cloud - based model • Avoid invasive angiogram • $240M Series E in 2018 • Series E Valuation - $1.3B • Founded 2016 - stroke • Cloud - based model • Earlier stroke detection • $100M Series D in 2022 • Series D Valuation - $1.2B

Management Team

Jeff Thramann, MD
Executive Chairman

- Serial entrepreneur with multiple exits
- Over 50 US & International patents
- Public company board experience
- Neurosurgeon & spine fellow
- U.S. Military Academy @ West Point
- Cornell University Medical College
- Barrow Neurological Institute

Brent Ness
CEO & Director

- Experienced healthcare leader with highly relevant background
- AI experience at HeartFlow & Cleerly
- Spine experience at Medtronic, Mighty Oak & ProNerve
- Imaging experience at GE
- University of North Dakota
- University of Colorado MBA

John Lorbiecki
CFO

- Seasoned financial executive
- Divisional CFO at Kyphon & SNT within Medtronic
- Crossover operational experience
- Early & late stage company exposure
- University of St. Thomas magna cum laude
- University of Chicago MBA

Ryan Bond
Chief Strategy Officer

- Leading strategy since 2018
- Instrumental in securing Cat III CPT codes
- Coordinated key clinical trials
- Spine experience at Nuvasive
- Ohio University

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Aclarion 2022 18 Independent Board Non - independent Independent Steve Deitsch Audit committee chair Bill Wesemann Lead independent director Compensation committee chair Amanda Sequira Nominating committee chair Scott Breidbart, MD Jeff Thramann, MD Executive chairman Brent Ness CEO David Neal

Advisory Board

Scientific

Jeff Lotz, PhD
Chairman
Aclarion co-founder
UCSF endowed chair in Orthopaedic Surgery
Vice chair for research
Deputy editor for Spine
Principal investigator, BACPAC
UC Berkeley, BS, Mechanical Engineering
Stanford, MS, Mechanical Engineering
MIT/Harvard, PhD, Medical Engineering

Medical

Bob Eastlack, MD
Surgical Section Chair
Head of Spine Surgery, Scripps Clinic
Director of clinical research
Co-director spine fellowship program
President San Diego Ortho Society
Stanford, BS, Human Biology
Baylor, MD
UCSD residency & Mayo spine fellowship

Larry Tanenbaum, MD
Radiology Section Chair
VP, CTO, Director at RadNet
Mount Sinai Associate Professor
University of Pennsylvania, BA, Biochemistry
UCSD, MD
USC, residency

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Aclarion 2022 20 Balance Sheet Highlights (Unaudited) June 30, 202 2 Cash and Cash Equivalents $ 3.8M Total Debt $ 0 Estimated Quarterly Cash Burn Rate $1.2M - $1.4M Market Data Oct 21, 2022 Price $0.83 52 Week Range $4.05 - $0.77 Average Daily Trading Volume (90 - day) 377,424 Market Capitalization $6.46M Common Shares Outstanding 7.82M Financial Highlights 5% Stockholders - Beneficial Ownership Common Outstanding % Common Outstanding + Vested Options % NuVasive Inc. 1,126,495 14.4% 1,126,495 11.6% SC Capital 1 LLC 1,091,894 14.0% 1,101,265 11.3% Clark Gunderson 439,876 5.6% 444,561 4.6% Richard Minicozzi 405,429 5.2% 405,429 4.2% James Peacock 357,627 4.6% 515,161 5.3% Jeff Thramann - 0.0% 1,204,820 12.4%

Aclarion 2022 21 Key Takeaways Address a leading cause of healthcare expenditures in the U.S. – up to $134.5B market Industry 1st noninvasive diagnostic with strong clinical evidence of value CPT codes issued & regulatory path secured in US, EU & UK – gateway to commercialization Established path to success for AI in heart disease and stroke Successful management team with relevant industry knowledge 38 issued US & International patents with another 13 pending – supports a platform technology Strong value proposition for patients, doctors, imaging centers and payers Source: 1) Journal of the American Medical Association 1